EXHIBIT 99.1

                      Computational Materials filed on March 30, 2005.

GOLDMAN SACHS                   RAST 2005 03                    ALL RECORDS
                                 MARCH 2005
==============================================================================

Stats
================================================
Count: 1396
Schedule Balance: $254,717,985.11
AverageSched Bal: $182,462.74
GrossWAC: 6.112
OTERM: 358
RTERM: 356
ATERM: 356
AGE: 2
OLTV: 69.00
COLTV: 72.90
FICO: 712.159
DTI: 36.524
================================================


Current Rate                    Percent
================================================
5.001 - 5.500                   1.35
5.501 - 6.000                  48.92
6.001 - 6.500                  42.67
6.501 - 7.000                   4.82
7.001 - 7.500                   1.45
7.501 - 8.000                   0.43
8.001 - 8.500                   0.20
9.001 - 9.500                   0.12
9.501 - 10.000                  0.02
10.001 >=                       0.02
================================================
Total:                         100.00
================================================


Scheduled Balance               Percent
================================================
      0.01 - 50,000.00           0.23
 50,000.01 - 100,000.00          5.37
100,000.01 - 150,000.00         18.77
150,000.01 - 200,000.00         22.70
200,000.01 - 250,000.00         20.07
250,000.01 - 275,000.00          9.64
275,000.01 - 350,000.00         19.59
350,000.01 - 400,000.00          2.72
400,000.01 - 450,000.00          0.51
450,000.01 - 500,000.00          0.39
================================================
Total:                         100.00
================================================



Original Term                   Percent
================================================
240                              1.32
360                             98.68
================================================
Total:                         100.00
================================================



RemTerm                         Percent
================================================
176.000                          0.03
235.000                          0.05
236.000                          0.09
237.000                          0.26
238.000                          0.26
239.000                          0.51
240.000                          0.14
325.000                          0.10
329.000                          0.16
342.000                          0.14
343.000                          0.12
347.000                          0.05
349.000                          0.12
350.000                          0.10
351.000                          0.14
352.000                          0.31
353.000                          0.67
354.000                          0.42
355.000                          1.76
356.000                          8.11
357.000                         16.38
358.000                         32.10
359.000                         18.58
360.000                         19.39
================================================
Total:                          100.00
================================================



Am WAM          Percent
================================================
0 - 59          13.69
60 - 119        0.03
180 - 239       1.18
240 - 299       0.14
300 - 359       65.57
360 >=          19.39
================================================
Total:          100.00
================================================


Age             Percent
================================================
0               19.53
1               19.09
2               32.36
3               16.64
4                8.24
5                1.81
6                0.42
7                0.67
8                0.31
9                0.14
10               0.10
11               0.12
13               0.05
17               0.12
18               0.14
31               0.16
35               0.10
================================================
Total:         100.00
================================================




States          Percent
================================================
CA              33.55
FL              7.74
NY              7.38
NJ              4.93
AZ              3.55
TX              3.05
MA              3.81
OR              3.04
WA              2.94
NV              2.85
Other           27.15
================================================
Total:          100.00
================================================


Original LTV          Percent
================================================
 0.001 - 50.000         14.47
50.001 - 60.000         13.97
60.001 - 70.000         16.06
70.001 - 75.000          6.74
75.001 - 80.000         39.43
80.001 - 85.000          1.09
85.001 - 90.000          4.45
90.001 - 95.000          3.74
95.001 - 100.000         0.05
================================================
Total:                  100.00
================================================


Combined LTV            Percent
================================================
 0.001 - 50.000         14.03
50.001 - 60.000         13.32
60.001 - 70.000         15.17
70.001 - 75.000          6.05
75.001 - 80.000         21.87
80.001 - 85.000          1.69
85.001 - 90.000          8.40
90.001 - 95.000          6.86
95.001 - 100.000        12.62
================================================
Total:                  100.00
================================================



FICO                    Percent
================================================
620.000 - 649.999         9.60
650.000 - 699.999        33.51
700.000 - 749.999        33.01
750.000 - 799.999        21.41
800.000 - 819.999         2.47
================================================
Total:                  100.00
================================================


Silent                  Percent
================================================
N                       78.01
Y                       21.99
================================================
Total:                  100.00
================================================



PMI                             Percent
================================================
GEMICO - GE MORTGAGE             0.60
MGIC MORTGAGE INSURANCE          1.05
OLTV <= 80 - NO MI              90.67
OLTV > 80 -  NO MI               0.75
PMI-PRIMARY MORTGAGE INSURANCE   3.57
RADIAN                           1.94
RMIC - REPUBLIC MORTGAGE         1.04
UGRIC - UNITED GUARANTY          0.38
================================================
Total:                         100.00
================================================



Occupancy Code                  Percent
================================================
INVESTOR                        13.37
OWNER OCCUPIED                  84.60
SECOND HOME                      2.03
================================================
Total:                         100.00
================================================


Property Type                   Percent
================================================
2 UNIT                          7.55
3 UNIT                          1.80
4 UNIT                          1.46
CO-OP                           0.16
HIGH RISE CONDO                 0.39
LOW RISE CONDO                  4.96
PUD                            14.35
SINGLE FAMILY                  67.70
TOWNHOUSE                       1.63
================================================
Total:                        100.00
================================================


Purpose                        Percent
================================================
CASH OUT REFINANCE              8.98
PURCHASE                        36.92
RATE TERM REFINANCE             24.10
================================================
Total:                         100.00
================================================


Documentation Type             Percent
================================================
FULL DOC                        24.05
LIMITED - FULL DOC EXPRESS       1.87
NO DOC                          18.96
NO INCOME NO ASSET               3.37
NO RATIO                         8.34
REDUCED DOC                     43.41
================================================
Total:                         100.00
================================================



Number of Units                 Percent
================================================
1                               89.18
2                                7.55
3                                1.80
4                                1.46
================================================
Total:                         100.00
================================================



Interest Only                   Percent
================================================
N                               86.31
Y                               13.69
================================================
Total:                         100.00
================================================



Interest Only Term              Percent
================================================
0.000                           86.31
120.000                         13.69
================================================
Total:                         100.00
================================================




Prepay Flag                     Percent
================================================
N                               82.19
Y                               17.81
================================================
Total:                         100.00
================================================




Prepay Term                    Percent
================================================
0                              82.19
12                              1.17
24                              0.17
36                             15.76
60                              0.70
================================================
Total:                        100.00
================================================



DTI                       Percent
================================================
<= 0.000                    30.51
0.001 - 10.000               0.65
10.001 - 20.000              4.07
20.001 - 30.000             11.58
30.001 - 40.000             25.76
40.001 - 50.000             24.53
50.001 - 60.000              2.27
60.001 - 70.000              0.36
70.001 - 80.000              0.21
80.001 - 90.000              0.06
================================================
Total:                     100.00
================================================


This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indications contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives thereof (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.

                        Mar 17, 2005 10:05                           Page 1 of 2

GOLDMAN SACHS                   RAST 2005 03                    ALL RECORDS
                                 MARCH 2005
==============================================================================


Conforming                      Percent
================================================
CONFORMING                      100.00
================================================
Total:                          100.00
================================================


Product Type                    Percent
================================================
30 YEAR FIXED                   100.00
================================================
Total:                          100.00
================================================


Originator                      Percent
================================================
INDYMAC                         100.00
================================================
Total:                          100.00
================================================



This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indications contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives thereof (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.

                        Mar 17, 2005 10:05                           Page 2 of 2

The below FICO dispersion is based on the preliminary pool and will be superseded by the final prospectus:

FICO        % by Balance

620-649          9.65%
650-699         34.04
700-749         32.47
750-799         21.35
800-819          2.49

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.